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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------



     We hereby consent to the incorporation by reference in this Registration Statement of Unity Holdings, Inc. on Form S-8 of our report dated March 4, 2002, included in the Annual Report on Form 10-KSB of Unity Holdings, Inc. for the year ended December 31, 2001.




                                                    /s/ MAULDIN & JENKINS, LLC




Atlanta, Georgia
April 16, 2002